UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2024

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Lowell Farms Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	000-56254	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Quail Run Circle, Suite B

Salinas, California 93907

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (831) 998-8214

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm.

On November 15, 2024, GreenGrowth CPAs (“GGCPA”) resigned as the Registrant’s independent principal accountant to audit the Registrant’s financial statements after deciding to no longer audit Canadian public companies. Neither of GGCPA’s audit reports for the past two years contained an adverse opinion, disclaimer of opinion or qualification concerning the Registrant’s financial statements. There have been no disagreements with GGCPA during the Company’s recent fiscal years and any subsequent interim period through the date of termination on November 15, 2024.

Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant provided GGCPA with a copy of this Form 8-K, and requested GGCPA to provide a letter addressed to the Commission whether it agrees with the Registrant’s disclosures. The letter received from GGCPA is included as Exhibit 99.1.

(b) Engagement of New Independent Registered Public Accounting Firm.

The Registrant is presently interviewing prospective independent principal accountants to audit the Registrant’s financial statements.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Letter of GreenGrowth CPAs, dated November 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024	Lowell Farms Inc.

	By:	/s/ Mark Ainsworth
Name: Mark Ainsworth
Title: Chief Executive Officer